THE BERWYN FUNDS

Traditional Individual Retirement Account

THE BERWYN FUNDS

Traditional Individual Retirement Account



Application Instructions					11

IRA Disclosure Statement					12

Custodial Account Agreement				15

Application, Adoption Agreement
& Beneficiary Designation					11

Transfer Authorization Form				13
Rollover Certification Form				15
















APPLICATION INSTRUCTIONS

DO NOT USE THIS FORM TO ESTABLISH AN EDUCATION, ROTH, OR SIMPLE IRA.

1	HOW TO COMPLETE THE ENCLOSED FORMS:



If you are opening an IRA which will not contain contributions that have been transferred from another IRA or qualified retirement plan:

* To establish an IRA, please complete the "Application, Adoption
Agreement and Beneficiary Designation" (Application). Please note that the Applicant's name must be that of an individual, not a business.

* If you are opening an IRA for your spouse who is unemployed or earns less than you earn, a separate Application must be completed by your spouse.

* The maximum allowable contribution to your IRA for each tax year is the lesser of (a) $2,000 or (b) 100% of your compensation or earnings from self-employment. If your spouse is not employed or earns less than you earn, your spouse may also contribute to an IRA. The maximum contribution to your spouse's IRA for each tax year is the lesser of
(a) $2,000, or (b) the combined compensation of both spouses, minus the dollar amount of the IRA contribution made by the compensated (or more highly compensated) spouse. The total contribution to each individual's IRAs (deductible, non-deductible and Roth) combined cannot exceed these limits.

* The minimum initial investment per Fund is $1,000. If you are dividing your contribution between IRAs for yourself and your spouse, the amounts invested per Fund in each account will be combined for the purpose of satisfying the minimum initial investment. Prospectuses for the Funds may be obtained from the Fund at 1-800-992-6757. Please be sure to read the prospectus carefully before investing.

* Please be sure to read carefully the "Terms and Conditions of the IRA Adoption Agreement" in Section 5 of the Application. There is a $10.00 annual custodial maintenance fee on each account in the Fund.

* Please make checks payable to THE BERWYN FUNDS. If you are dividing your contribution between IRAs for yourself and your spouse, only one check, with instructions on how to allocate the contribution between accounts, needs to be included with both Applications.

If you are opening an IRA which will contain contributions which have been transferred from another IRA or qualified retirement plan:

* Please read and follow the general instructions above for establishing an IRA. Be sure to note on the Application that your contribution is a transfer or rollover from another IRA or qualified retirement plan.

* To transfer the distribution from your current IRA or qualified retirement plan directly from that plan to your BERWYN FUNDS IRA, please complete a "Transfer Authorization/Direct Rollover Form." Please note that if an eligible rollover distribution from a qualified plan is not transferred directly to another qualified plan or an IRA, the IRS mandatory 20% withholding amount will be withheld from the distribution.

* To certify that the contribution you are making to the IRA is a rollover from an IRA or a qualified retirement plan, please complete the "Rollover Certification Form." Rollovers must be completed within 60 calendar days of the date you receive the distribution.

2    MAIL THE COMPLETED APPLICATION AND CHECK (IF APPLICABLE) TO:





		First Class Mail:				Overnight
Express:
		THE BERWYN FUNDS			THE BERWYN FUNDS
		Attn: THE BERWYN FUNDS IRA		Attn: THE BERWYN
FUNDS IRA
		PO Box 8987				400 Bellevue Pkwy
Suite 108
		Wilmington, DE 19899-8987		Wilmington, DE
19809-3710
							1-800-992-6757




INDIVIDUAL RETIREMENT ACCOUNT DISCLOSURE STATEMENT

The following information is the disclosure statement required by federal tax regulations. You should read this disclosure statement, the Custodial Account Agreement, and the prospectuses for the Funds in which your BERWYN FUNDS Individual Retirement Account (IRA) contributions will be invested.

REVOCATION OF YOUR IRA

You have the right to revoke your BERWYN FUNDS IRA and receive the entire amount of your initial contribution by notifying PNC Bank, National Association, the Custodian of your BERWYN FUNDS IRA, in writing within seven (7) days of establishment of your IRA. If you revoke your IRA within seven days, you are entitled to a return of the entire amount paid by you, without adjustment for such items as sales commission, administrative expenses, or fluctuations in market value. If you decide to revoke your IRA, notice should be delivered or mailed to:

		First Class Mail:				Overnight
Express:
		PNC Bank, National Association		PNC Bank,
National Association
		c/o PFPC Inc.				c/o PFPC Inc.
		Attn: THE BERWYN FUNDS IRA		Attn:  THE BERWYN
FUNDS IRA
		PO Box 8987				400 Bellevue Pkwy
Suite 108
		Wilmington, DE  19899-8987		Wilmington, DE
19809-3710
							1-800-992-6757

	This notice should be signed by you and include the following:

		1.	The date;
		2.	A statement that you elect to revoke your
BERWYN FUNDS IRA;
		3.	Your BERWYN FUNDS IRA account number;
		4.	The date your BERWYN FUNDS IRA was established;
		5.	Your signature and your printed or typed name.

Mailed notice will be deemed given on the date that it is postmarked, if it is deposited in the United States mail, first class postage prepaid and properly addressed. This means that if you mail your notice it must be postmarked on or before the seventh day after your BERWYN FUNDS IRA was opened. A revoked IRA will be reported to the Internal Revenue Service and the depositor on Forms 1099-R and 5498.

YOUR INDIVIDUAL RETIREMENT ACCOUNT

You have opened a BERWYN FUNDS Individual Retirement Account which is an account for the exclusive benefit of you and your beneficiaries, created by a written instrument (the Custodial Account Agreement).
The following requirements apply to your BERWYN FUNDS IRA:
		1.	Contributions, transfers and rollovers may be
made only in "cash" by check, draft, or other form acceptable to the
Custodian;
		2.	The Custodian must be a bank;
		3.	No part may be invested in life insurance;
		4.	Your interest must be nonforfeitable;
		5.	The assets of the custodial account may not be
mixed with other property except in a common investment fund; and
		6.	You must begin receiving distributions from
your account no later than April 1 of the year following the year in which you become 70-1/2 years old; and distributions must be completed over a period that is not longer than the joint life expectancy of you and your beneficiary.

CONTRIBUTIONS

The maximum allowable contribution to your IRAs (deductible, non-deductible and Roth) for each tax year is the lesser of (a) $2,000 or
(b) 100% of your compensation or earnings from self-employment. If your spouse is not employed or earns less than you earn, your spouse may also contribute to an IRA. The maximum contribution to your spouse's IRA for each tax year is the lesser of (a) $2,000, or (b) the combined compensation of both spouses, minus the dollar amount of the IRA contribution made by the compensated (or more highly compensated) spouse. The total combined contribution to each individual's IRAs (deductible, non-deductible and Roth) cannot exceed these limits.

EXCESS CONTRIBUTIONS

Amounts contributed to your BERWYN FUNDS IRA in excess of the allowable limit will be subject to a non-deductible excise tax of 6% for each year until the excess is used up as an allowable contribution (in a subsequent year) or returned to you. A distribution of excess contributions must be included in your taxable income when distributed, and may also be subject to the 10% excise tax on early distributions discussed below. The 6% excise tax will not apply if the excess contribution and earnings applicable to it are distributed by the due date for your federal income tax return, including extensions. If such a distribution is made by the due date of your tax return, only the earnings are taxable.
INCOME TAX DEDUCTION

Your contribution may be deductible on your federal income tax teturn. However, there is a phase-out of the IRA deduction if you are an active participant in an employer-sponsored retirement plan. The IRA deduction is reduced proportionately as adjusted gross income (for the 1998 tax year) increases from $30,000 to $40,000 for a single individual, $50,000 to $60,000 for a married couple filing a joint return, or from $0 to $10,000 for a married individual who is an active participant and files a separate return. The amount of the reduction is equal to 20% of the amount by which your adjusted gross income exceeds the $30,000, $50,000, and $0 amounts, respectively.
The adjusted gross income limits will increase each year until the year 2005 when the IRA deductions will phase-out between $50,000 to $60,000 for single returns, and the year 2007 when the IRA deduction will phase-out between $80,000 to $100,000 for joint returns. Your contributions in excess of the permitted deduction will be non-deductible contributions.

A deductible IRA contribution can be made to your spouse's IRA even if you are an active participant in an employer-sponsored retirement plan, if your joint adjusted gross income for the tax year does not exceed $150,000, beginning in 1998. The IRA deduction is reduced proportionally as your joint adjusted gross income increases from $150,001 to $160,000.

TAXATION OF DISTRIBUTIONS

The income of your BERWYN FUNDS IRA is not taxed until the money is distributed to you. Distributions are taxable as ordinary income when received except that the amount of any distribution representing non-deducted contributions or the return of an excess is not taxed.

In general, you may "rollover" a distribution from another IRA, an eligible rollover distribution from your employer's qualified plan, or distributions from certain tax deferred annuities or accounts. If a distribution is rolled over, i.e. deposited to your BERWYN FUNDS IRA within 60 calendar days of receipt, the amount rolled over is not taxable. The IRS enforces the 60-day time limit strictly. You may rollover a portion of a distribution in which case the remainder will be subject to tax. The IRS requires 20% of any distribution from your employer's qualified plan to be withheld for federal income tax unless your money is transferred in a direct asset transfer to an eligible retirement plan such as another qualified plan or IRA. The rules regarding rollovers are complex and you should consult your tax adviser prior to rolling over all or part of a distribution.

Beginning in 1998, you may also "convert" all or a portion of your IRA to a Roth IRA if your adjusted gross income (joint or individual) does not exceed $100,000 for the tax year but not if the depositor is married and files a separate return. A conversion is a type of distribution and is not tax-free. Distributions are taxable as ordinary income when received except that the amount of any distribution representing non-deducted contributions is not taxed.
For 1998 conversions, the amount that would be includable in your gross income is required to be spread over four years for federal income tax purposes. The 10% penalty tax on early distributions does not apply to conversions.

Distributions under $10 will not be reported to you on IRS Form 1099-R after December 31, 1996, as allowed under IRS regulations. However, you must still report these distributions to the IRS on IRS Form 1040 as well as other forms which may be required to properly file your tax return.

PENALTY TAX ON CERTAIN TRANSACTIONS

Excess Contributions
If you make an excess contribution to your IRA and it is not corrected on a timely basis, an excise tax of 6% is imposed on the excess amount. This tax will apply each year to any part or all of the excess which remains in your account.

	Early Distributions
Your receipt or use of any portion of your account (excluding any amount representing a return of non-deducted contributions) before you attain age 59-1/2 is considered an early distribution. The distribution is subject to a penalty tax equal to 10% of the distribution unless the distribution is a result of one of the following exceptions:
1. due to death, or
2. made because you became disabled, or
3. used specifically for deductible medical expenses which exceed 7.5% of your adjusted gross income, or
4. used for health insurance cost due to your unemployment, or
5. used for higher education defined in section 529(e)(3) of the Internal Revenue Code, or
6. used to cover expenses of first time home purchase up to $10,000, or
7. part of a scheduled series of substantially equal payments over your life, or over the joint life expectancy of you and a beneficiary. If you request a distribution in the form of a series of substantially equal payments, and you modify the payments before 5 years have elapsed and before attaining age 59-1/2, the penalty tax will apply retroactively to the year payments began through the year of such modification.
The 10% penalty tax is in addition to any federal income tax that is owed at distribution. For more information on the 10% penalty tax and the exceptions listed above, consult IRS Publication 590.

	Required Distributions
You are required to begin receiving minimum distributions from your IRA no later than April 1 following the calendar year in which you reach the age of 70-1/2. The distribution may be paid either in installments, or in a lump sum. The installments may be paid over your life, or over the joint and last survivor life expectancy of you and your designated beneficiary. If the amount distributed during a taxable year is less than the minimum amount required to be distributed, the recipient is subject to a penalty tax equal to 50% of the difference between the amount distributed and the amount required to be distributed.

	Excess Distributions
The 15% excess distribution and accumulation taxes have been permanently repealed. The repeal applies to all excess distributions received after December 31, 1996, and all estates of decedents dying after December 31, 1996. You should consult a qualified tax adviser to ensure you are exempt from these taxes.

ADDITIONAL INFORMATION ON DISTRIBUTIONS

An IRA distribution request form is available from the Custodian, and should be obtained and used to request any distribution from your IRA.

PROHIBITED TRANSACTIONS

If you or your beneficiary engage in any prohibited transaction (such as any sale, exchange, borrowing, or leasing of any property between you and your IRA; or any other interference with the independent status of the account), the account will lose its exemption from tax and be treated as having been distributed to you. The value of the entire account will be includable in your gross income. If you are under age 59-1/2, you would also be subject to the 10% penalty tax on early distributions.

If you or your beneficiary use (pledge) all or any part of your IRA as security for a loan, then the portion so pledged will be treated as if distributed to you, and will be taxable to you as ordinary income and subject to a 10% penalty tax if you have not attained age 59-1/2 during the year which you make such a pledge.

INCOME TAX WITHHOLDING

The Custodian is required to withhold income tax from any distribution from your IRA to you at the rate of 10% unless you choose not to have tax withheld. You may elect out of withholding by advising the Custodian in writing, prior to the distribution, that you do not want tax withheld from the distribution. This election may be made on IRS Form W-4P, or any other form acceptable to the Custodian. If you do not elect out of tax withholding, you may direct the Custodian to withhold an additional amount of tax in excess of 10%, but not more than 90%.

ADDITIONAL INFORMATION

For more detailed information, you may obtain Publication 590, Individual Retirement Arrangements (IRAs) from any district office of the Internal Revenue Service or by calling 1-800-TAX-FORM.

Any IRA transaction may have tax consequences; consult your tax adviser to obtain information about the tax consequences in connection with your particular circumstances.

INFORMATION ABOUT YOUR INVESTMENTS

A mutual fund investment involves investment risks, including possible loss of principal. In addition, growth in the value of your account is neither guaranteed nor projected due to the characteristics of a mutual fund investment. Detailed information about the shares of each mutual fund available for investment by your BERWYN FUNDS IRA must be furnished to you in the form of a prospectus. The method for computing and allocating annual earnings is set forth in the prospectus. (See prospectus section entitled "DIVIDENDS.") If you made an initial contribution of $1,000 on the first day of a calendar year and no further investment during that year, your contribution would also be subject to certain costs and expenses which would reduce any yield you might obtain from your investment. (See the prospectus section entitled "EXPENSE TABLE" and the sections referred to therein.) For further information regarding expenses, earnings, and distributions, see the fund's financial statements, prospectus and/or statement of additional information.

FEES AND CHARGES

The charges in connection with your BERWYN FUNDS IRA are set forth in the Application. The Custodian may also charge a service fee in connection with any distribution from your IRA.

IRS APPROVED FORM

Your BERWYN FUNDS IRA is the Internal Revenue Service's model custodial account contained in IRS Form 5305-A. Certain additions have been added in Article VIII of the form. By following this form, your BERWYN FUNDS IRA meets the requirements of the Internal Revenue Code. However, the IRS has not endorsed the merits of the investments
allowed under the IRA.   Form 5305-A may also be used by qualifying
employers in conjunction with Form 5305-SEP to establish a simplified employee pension plan (SEP) on behalf of employees. If your IRA is part of a SEP, details regarding SEPs should also be provided by your employer. This form cannot be used with Education, Roth or SIMPLE IRAs.

CUSTODIAL ACCOUNT AGREEMENT
(Under section 408(a) of the Internal Revenue Code - Form 5305-A
(Revised January 1998))

The depositor whose name appears in the accompanying Application is establishing an individual retirement account (IRA) under section 408(a) to provide for his or her retirement and for the support of his or her beneficiaries after death. The custodian, PNC Bank, National Association (PNC Bank), has given the depositor the disclosure statement required under Regulations section 1.408-6.

The depositor and the custodian make the following agreement:

ARTICLE I

The Custodian may accept additional cash contributions on behalf of the depositor for a tax year of the depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k).

ARTICLE II

The depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III

1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver and platinum coins, coins issued under the laws of any state and certain bullion.

ARTICLE IV

1. Not withstanding any provision of this agreement to the contrary, the distribution of the depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)(9)-2, the provisions of which are incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

3. The depositor's entire interest in the custodial account must be, or begin to be, distributed by the depositor's required beginning date, April 1 following the calendar year end in which the depositor reaches age 70 1/2. By that date, the depositor may elect, in a manner acceptable to the custodian, to have the balance in the custodial account distributed in:

(a) A single sum payment.

(b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the depositor.

(c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the depositor and his or her designated beneficiary.

(d) Equal or substantially equal annual payments over a specified period that may not be longer than the depositor's life expectancy.

(e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the depositor and his or her designated beneficiary.

4. If the depositor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

(a) If the depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.


(b) If the depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the depositor or, if the depositor has not so elected, at the election of the beneficiary or beneficiaries, either

(i) Be distributed by the December 31 of the year containing the fifth anniversary of the depositor's death, or

(ii) Be distributed in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the depositor's death. If, however, the beneficiary is the depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the depositor would have reached age 70 1/2.

(c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the depositor's required beginning date, even though payments may actually have been made before that date.

(d) If the depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

5. In the case of a distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the depositor's entire interest in the custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the depositor (or the joint life and last survivor expectancy of the depositor and the depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the depositor and designated beneficiary as of their birthdays in the year the depositor reaches age 70 1/2. In the case of a distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

6. The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirement described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V

1. The depositor agrees to provide the custodian with information necessary for the custodian to prepare any reports required under sections 408(i) and Regulations sections 1.408-5 and 1.408-6.

2. The custodian agrees to submit reports to the Internal Revenue Service and the depositor as prescribed by the Internal Revenue
Service.

ARTICLE VI

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

ARTICLE VII

This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the depositor and the custodian.

ARTICLE VIII

	1.	All funds in the custodial account (including earnings)
shall be invested in shares of beneficial interest of any one or more of the regulated investment companies managed by the company listed on the Application Form ("company") contained in this package or any of its subsidiaries or affiliates, and which have been designated by such company as eligible for investment under this custodial account, which investment companies shall be collectively referred to as "the Funds" and which shares shall be collectively referred to as "Fund Shares". Fund Shares shall be purchased at the public offering value for Fund Shares next to be determined after receipt of the contribution by the custodian or its agent.

	2.	The shareholder of record of all Fund Shares shall be
the custodian or its nominee.

	3.	The depositor shall, from time to time, direct the
custodian to invest the funds of his/her custodial account in Fund Shares. Any funds which are not directed as to investment will be returned to the depositor without being deemed to have been contributed to his/her custodial account. The depositor shall be the beneficial owner of all Fund Shares held in the custodial account, and the custodian shall not vote any such shares except upon written direction of the depositor.

	4.	The custodian agrees to forward, or to cause to be
forwarded, to every depositor the then-current prospectus(es) of the Funds, as applicable, which have been designated by the company as eligible for investment under the custodial account and selected by the depositor for such investment, and all notices, proxies and related proxy soliciting materials applicable to said Fund Shares received by it.

	5.	Each depositor shall have the right by written notice
to the custodian to designate or to change a beneficiary to receive any benefit to which such depositor may be entitled in the event of his/her death prior to the complete distribution of such benefit. If no such designation is in effect on the depositor's death, or if the designated beneficiary has predeceased the depositor, the beneficiary shall be the depositor's estate.

	6.	(a)	The custodian shall have the right to receive
rollover contributions as described in Article I of this Agreement. The custodian reserves the right to refuse to accept any property which is not in the form of cash.

		(b)	The custodian, upon written direction of the
depositor and after submission to the custodian of such documents as it may reasonably require, shall transfer the assets held under this Agreement (reduced by (1) any amounts referred to in paragraph 8 of this Article VIII and (2) any amounts required to be distributed during the calendar year of transfer) to a qualified retirement plan, to a successor individual retirement account, to an individual retirement annuity for the depositor's benefit, or directly to the depositor.

Any amounts received or transferred by the custodian under this paragraph 6 shall be accompanied by such records and other documents as the custodian deems necessary to establish the nature, value and extent of the assets and of the various interests therein.

	7.	Without in any way limiting the foregoing, the
depositor hereby irrevocably delegates to the custodian the right and power to amend at any time and from time to time the terms and provisions of this Agreement and hereby consents to such amendments, provided they shall comply with all applicable provisions of the Code, the Treasury regulations thereunder and with any other governmental law, regulation or ruling. Any such amendments shall be effective when the notice of such amendments is mailed to the address of the depositor indicated by the custodian's records.

	8.	Any income taxes or other taxes of any kind whatsoever
levied or assessed upon or in respect of the assets of the custodial account or the income arising therefrom, any transfer taxes incurred, all other administrative expenses incurred, all other administrative expenses incurred by the custodian in the performance of its duties including fees for legal services rendered to the custodian, and the custodian's compensation may be paid by the depositor and, unless so paid within such time period as the custodian may establish, shall be paid from the depositor's custodial account. The custodian reserves the right to change or adjust its compensation upon 30 days advance notice to the depositor.

	9.	The benefits provided hereunder shall not be subject to
alienation, assignment, garnishment, attachment, execution, or levy of any kind, and any attempt to cause such benefits to be so subjected shall not be recognized, except to such extent as may be required by law.

	10.	The custodian may rely upon any statement by the
depositor (or the depositor's beneficiary if the depositor is deceased) when taking any action or determining any fact or question which may arise under this Custodial Agreement. The depositor hereby agrees that the custodian will not be liable for any loss or expense resulting from any action taken or determination made in reliance on such statement. The depositor assumes sole responsibility for assuring that contributions to the custodial account satisfy the limits specified in the appropriate provisions of the Code.

	11.	The custodian may resign at any time upon 30 days
written notice to the depositor and may be removed by the depositor at any time upon 30 days written notice to the custodian. Upon the resignation or removal of the custodian, a successor custodian shall be appointed within 30 days of such resignation notice and in the absence of such appointment, the custodian shall appoint a successor unless the Agreement be sooner terminated. Any successor custodian shall be a bank (as defined in section 408(n) of the Code) or such other person found qualified to act as a custodian under an individual account plan by the Secretary of the Treasury or his delegate. The appointment of a successor custodian shall be effective upon receipt by the custodian of such successor's written acceptance which shall be submitted to the custodian and the depositor. Within 30 days of the effective date of a successor custodian's appointment, the custodian shall transfer and deliver to the successor custodian applicable account records and assets of the custodial account (reduced by any unpaid amounts referred to in paragraph 8 of this Article VIII). The successor custodian (or any successor thereto) shall be subject to the provisions of this Agreement on the effective date of its appointment.

	12.	The custodian shall, from time to time, in accordance
with instructions in writing from the depositor (or the depositor's beneficiary if the depositor is deceased), make distributions out of the custodial account in the manner and amounts as may be specified in such instructions (reduced by any amounts referred to in Article VIII, paragraph 8). An IRA Withdrawal Authorization form is available from the custodian, and should be obtained and used to request any distribution from your IRA. Notwithstanding the provisions of Article IV above, the custodian assumes (and shall have) no responsibility to make any distribution from the custodial account unless and until such written instructions specify the occasion for such distribution and the elected manner of distribution, except as set forth in the second part of this paragraph (12) below, with respect to age 70 1/2 distributions. Prior to making any such distribution from the custodial account, the custodian shall be furnished with any and all applications, certificates, tax waivers, signature guarantees, and other documents (including proof of any legal representative's authority) deemed necessary or advisable by the custodian, but the custodian shall not be liable for complying with written instructions which appear on their face to be genuine, or for refusing to comply if not satisfied such instructions are genuine, and assumes no duty of further inquiry. Upon receipt of proper written instructions as required above, the custodian shall cause the assets of the custodial account to be distributed in cash and/or in kind, as specified in such written instructions.

The depositor may select as a method of distribution under Article IV, paragraph 3, option (a), (d), or (e); but may not select option (b) or
(c), notwithstanding description of such in Article IV. If the depositor requests age 70 1/2 distribution by timely written instruction but does not choose any of the methods of distribution described above by the April 1st following the calendar year in which he or she reaches age 70 1/2, distribution to the depositor will be made in accordance with Article IV, paragraph 3, option (d). If the depositor does not request age 70 1/2 distribution from the custodial account by timely written instruction, or does not specify a method of calculating the amount of the age 70 1/2 distribution which the depositor will be taking from another IRA(s), calculation of the current year Required Minimum Distribution amount which can not be transferred or rolled over to another IRA will be made in accordance with Article IV, paragraph 3, option (d).

	13.	Distribution of the assets of the custodial account
shall be made in accordance with the provisions of Article IV as the depositor (or the depositor's beneficiary if the depositor is deceased) shall elect by written instructions to the custodian; subject, however, to the provisions of sections 401(a)(9), 408(a)(6) and 403(b)(10) of the Code, the regulations promulgated thereunder, and the following:

		(i)	The recalculation of life expectancy of the
depositor and/or the depositor's spouse may be made only at the written election of the depositor. The recalculation of life expectancy of the surviving spouse shall only be made at the written election of the surviving spouse.
		(ii)	If the depositor dies before his/her entire
interest in the custodial account has been distributed, and if the designated beneficiary of the depositor is the depositor's surviving spouse, the spouse may treat the custodial account as his/her own individual retirement arrangement. This election will be deemed to have been made if the surviving spouse makes a regular IRA contribution to the custodial account, makes a rollover to or from such custodial account, or fails to receive a payment from the custodial account within the appropriate time period applicable to the deceased depositor under section 401(a)(9)(B) of the Code.
		(iii)	If the depositor's designated beneficiary is
not his/her spouse, then distributions to the beneficiary commencing with the depositor's required beginning date shall comply with the minimum distribution incidental benefit requirement.

		The provisions of this paragraph (13) of Article VIII shall prevail over the provisions of Article IV to the extent the provisions of this paragraph (13) are permissible under proposed and/or final regulations promulgated by the Internal Revenue Service.

	14.	In the event any amounts remain in the custodial
account after the death of the depositor, the rights of the depositor hereunder shall thereafter be exercised by his or her beneficiary.

	15.	The custodian is authorized to hire agents (including
any transfer agent for Fund Shares) to perform certain duties hereunder.

	16.	This Agreement shall terminate coincident with the
complete distribution of the assets of the depositor's account.

	17.	All notices to be given by the custodian to the
depositor shall be deemed to have been given when mailed to the address of the depositor indicated by the custodian's records.

	18.	The custodian shall not be responsible for any losses,
penalties or other consequences to the depositor or any other person arising out of the making of, or the failure to make, any contribution or withdrawal.

	19.	In addition to the reports required by paragraph (2) of
Article V, the custodian shall periodically cause to be mailed to the depositor in respect of each such period an account of all transactions affecting the custodial account during such period and a statement showing the custodial account as of the end of such period. If, within 60 days after such mailing, the depositor has not given the custodian written notice of any exception or objection thereto, the periodic accounting shall be deemed to have been approved and, in such case or upon the written approval of the depositor, the custodian shall be released, relieved and discharged with respect to all matters and statements set forth in such accounting as though the account had been settled by judgment or decree of a court of competent jurisdiction.

	20.	In performing the duties conferred upon the custodian
by the depositor hereunder, the custodian shall act as the agent of the depositor. The parties do not intend to confer any fiduciary duties on the custodian and none shall be implied. The custodian shall not be liable (and does not assume any responsibility) for the collection of contributions, the deductibility or the propriety of any contribution under this Agreement, the selection of any Fund Shares for this custodial account, or the purpose or propriety of any distribution made in accordance with Article IV and Paragraph 12 or 13 of Article VIII, which matters are the sole responsibility of the depositor or the depositor's beneficiary, as the case may be.

	21.	The custodian shall be responsible solely for the
performance of those duties expressly assigned to it in this Agreement and by operation of law. The custodian shall have no duty to account for deductible contributions separately from nondeductible contributions, unless required to do so by applicable law. In determining the taxable amount of a distribution, the depositor shall rely only on his or her Federal tax records, and the custodian shall withhold Federal income tax from any distribution from the custodial account as if the total amount of the distribution is includable in the depositor's income.

22.	Except to the extent superseded by Federal law, this Agreement shall be governed by, and construed, administered and enforced according to, the laws of the Commonwealth of Pennsylvania, and all contributions shall be deemed made in Pennsylvania.

GENERAL INSTRUCTIONS

	(Section references are to the Internal Revenue Code unless otherwise noted.)

Purpose of Form

Form 5305-A is a model custodial account agreement that meets the requirements of section 408(a) and has been automatically approved by the IRS. An individual retirement account (IRA) is established after the form is fully executed by both the individual (depositor) and the custodian and must be completed no later than the due date of the individual's income tax return for the tax year (without regard to extensions). This account must be created in the United States for the exclusive benefit of the depositor or his or her beneficiaries.

Individuals may rely on regulations for the Tax Reform Act of 1986 to the extent specified in those regulations.

Do not file Form 5305-A with the IRS. Instead, keep it for your records.

For more information on IRAs, including the required disclosures the custodian must give the depositor, get Pub. 590, Individual Retirement Arrangements (IRAs).

Definitions

Custodian. The custodian must be a bank or savings and loan association, as defined in section 408(n), or any person who has the approval of the IRS to act as custodian.

Depositor. The depositor is the person who establishes the custodial account.

Identifying Number

The depositor's social security number will serve as the identification number of his or her IRA. An employer identification number (EIN) is required only for an IRA for which a return is filed to report unrelated business taxable income. An EIN is required for a common fund created for IRAs.

IRA for Nonworking Spouse

Form 5305-A may be used to establish the IRA custodial account for a nonworking spouse.

Contributions to an IRA custodial account for a nonworking spouse must be made to a separate IRA custodial account established by the nonworking spouse.



SPECIFIC INSTRUCTIONS

Article IV. - Distributions made under this article may be made in a single sum, periodic payment, or a combination of both. The distribution option should be reviewed in the year the depositor reaches age 70 1/2 to ensure that the requirements of section
408(a)(6) have been met.

Article VIII. - Article VIII and any that follow it may incorporate additional provisions that are agreed to by the depositor and custodian to complete the agreement. They may include, for example, definitions, investment powers, voting rights, exculpatory provisions, amendment and termination, removal of the custodian, custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the depositor, etc. Use additional pages if necessary and attach them to this form.

Note: Form 5305-A may be reproduced and reduced in size.

THE BERWYN FUNDS	IRA APPLICATION
c/o PFPC Inc. PO Box 8987	ADOPTION AGREEMENT &
Wilmington DE 19899-8987	BENEFICIARY DESIGNATION
Page 1 of 2
For assistance in completing this form please call 1-800-992-6757.
	Both pages must be completed.
1. Please tell us about yourself: This information is required in order to establish your account.




-             -           .
First			Middle				Last Name
			Social Security Number





/            /            .
Street
			       Date of Birth


(            )             .
City								State
	Zip Code	          Telephone

2. Please tell us how to invest your funds. Please indicate the percentage of your contribution you wish to invest in each Fund. The initial investment must be at least $1,000.

Please indicate type of account you are opening:    Regular IRA
		   IRA Rollover		  SEP IRA

  CONTRIBUTION - This contribution applies to the tax year 19_______. (Regular and SEP-IRAs ONLY. Contributions will be considered CURRENT year if not marked.)

  ROLLOVER - This contribution is a ROLLOVER or DIRECT ROLLOVER from either a qualified retirement plan or another IRA which has been completed within 60 days of receipt of the funds. If a Direct Rollover please attach proper documents to transfer funds, otherwise complete the Rollover Certification Form.

  TRANSFER OF ASSETS - The initial contribution to this account is a TRANSFER OF ASSETS. I have attached a completed "Transfer of Assets/Direct Rollover" form.

THE BERWYN FUND		$                                     OR
%  ________________

BERWYN INCOME FUND	$                                     OR
%  ________________

					$
OR       %   ________________

					$
OR       %   ________________

3.  BENEFICIARY DESIGNATION
Complete this section to designate Primary and Contingent Beneficiary(ies) to receive, in the event of your death, any benefits which may be payable under your IRA. A beneficiary must survive you to receive anything. If your Primary Beneficiary(ies) do not survive you, your Contingent Beneficiary(ies) will receive the funds. If more than one person is named and no percentage is indicated, a joint tenancy with the right of survivorship will be deemed to have been created. If the beneficiary is a trust, please indicate the date of the trust and the trustee(s) name. You may change your beneficiaries at any time by giving written notice to the custodian.

Participant's Designation: In the event of my death, I hereby designate the following individuals as the Primary and Contingent
Beneficiary(ies) to receive all benefits that may become due and payable under my BERWYN FUNDS IRA.

Consent of Participant's Spouse: Spousal consent is required in community property and marital property states where an IRA depositor wishes to name a beneficiary other than, or in addition to, the spouse. Spouses of Participants who reside in community property or marital property states (AZ, CA, ID, LA, NV, NM, TX, WA, WI) must sign the consent below.

I hereby consent to and join in the designation of beneficiary(ies) below. I give to the depositor any interest I have in the funds deposited in this account.

______________________________________________________________________
_______________________________
Signature of Participant's Spouse (if applicable)
				Date

(over)
THE BERWYN FUNDS	IRA APPLICATION
Page 2 of 2	ADOPTION AGREEMENT &
	BENEFICIARY DESIGNATION
Primary Beneficiary(ies):   Please check here if you have attached a
separate sheet with additional Primary Beneficiaries. Sign and date the sheet.

____________________________________________________
____________________________________________________
Name					% of Distribution
	Name					% of Distribution
____________________________________________________
____________________________________________________
Street								Street
____________________________________________________
____________________________________________________
City					State     Zip Code
	City					State    Zip Code
____________________________________________________
____________________________________________________
Birth Date				Relationship		Birth Date
				Relationship
___________________________________(______)__________
__________________________________(_______)__________
Social Security Number  			Telephone
	Social Security Number		      Telephone

Contingent Beneficiary(ies):   Please check here if you have attached
a separate sheet with additional Contingent Beneficiaries. Sign and date the sheet.

____________________________________________________      ___
_______________________________________________
Name					% of Distribution
	Name					% of Distribution
____________________________________________________
____________________________________________________
Street								Street
____________________________________________________
____________________________________________________
City					State     Zip Code
	City					State    Zip Code
____________________________________________________
____________________________________________________
Birth Date				Relationship		Birth Date
			 	Relationship
___________________________________(______)__________
__________________________________(______)__________
Social Security Number			Telephone		Social
Security Number		     Telephone

TERMS AND CONDITIONS OF THE IRA ADOPTION AGREEMENT

Please sign and date this IRA Application Agreement & Beneficiary
Designation form "Application". You, the depositor, acknowledge that you have received and read the current Prospectus for each Fund which you have designated for investment.

All subsequent contributions will be invested as indicated by you in the "Investment" section of this form. All dividends and distributions from the Fund shares held in your Account will be reinvested in shares of the Fund from which received. The custodian, upon written instructions from you, may exchange any BERWYN FUNDS shares for any other BERWYN FUNDS shares in accordance with the then current prospectus.

Custodial Fees: $10.00 annual maintenance fee per account. The annual maintenance fee may be paid by the depositor in addition to the maximum annual contribution to his or her IRA. If the fee is not included, the custodian will deduct the fee from the Account at year-end or at the time the Account is closed.

The custodian reserves the right to change the custodian fee, but will give at least 30 days written notice to the depositor of any fee changes. The custodian will keep those records, identify and file returns and provide other information concerning your Account as required of custodians by the Internal Revenue Code and any Regulations issued or forms adopted by the Treasury Department of the United States.

I (the depositor) hereby establish an IRA under the terms and conditions contained in the accompanying Custodial Account Agreement, which is incorporated herein by reference. The combined instrument is hereinafter referred to as the "Agreement." This IRA becomes effective upon written acceptance of this Application by the custodian, PNC Bank, National Association, which written acceptance shall consist of a confirmation of transaction statement issued by the custodian. The depositor understands and agrees that the custodian is not responsible for any assets until received.

I (the depositor) certify under penalties of perjury that my Social Security Number is true, correct and complete and that this number is my Taxpayer Identification Number.

Owner's
Signature_____________________________________________________________
___________     Date________________________

Acceptance by custodian shall consist of a confirmation of transaction statement issued by the custodian: PNC Bank, National Association, C/O PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.


FOR DEALER USE ONLY


_______________________________________________________
________________________________________________________________
Broker/Dealer Number
	Representative's Number


__________________________________________________________
__  _____________________________________________________________
Broker/Dealer Number
	Representative's Number

rev 3/97
THE BERWYN FUNDS	Transfer of Assets/Direct Rollover
Page 1 of 2	IRA and SEP-IRA Plans
Instructions for completing this form are provided on page 2
1.  Please tell us about yourself:



/             /               .
Name  (Exactly as it appears on your current retirement account)
				     Date of Birth



-            -               .
Street
			 Social Security Number



(            )                 .
City								State
	Zip Code	      Daytime Telephone

2.  Please tell us where to invest.  Complete items A, B, C and D.

A.  I am opening a new account(s) and have attached the		C.
Type of Account:	  IRA		  SEP-IRA
           required application or documents.
      Deposit the proceeds into my existing retirement account
	D.  Type of Request:	  Transfer of Assets (like plans)

			  Direct Rollover QRP to IRA
B.   Please purchase into the following funds or account:.
					  403(b) to IRA

THE BERWYN FUND		$                                     OR
%  ________________

BERWYN INCOME FUND	$                                     OR
%  ________________

					$
OR       %   ________________

					$
OR       %   ________________

3. Please tell us about your current plan and authorize the transfer from your current custodian.
* Check with your current custodian for the correct address and if they need a signature guarantee to avoid delays.
* Attach a copy of a current statement if possible.
Type of Account you are transferring from (check one):
 IRA	 SEP-IRA	 403(b)		Qualified Plan

________________________________________________________
Name of current Custodian or Agent

________________________________________________________
Address of current Custodian or Agent

________________________________________________________
City					State	Zip Code

(          )                                               Telephone
Number of Custodian
I authorize the transfer of assets or direct rollover as noted above to my BERWYN FUNDS IRA and authorize THE BERWYN FUNDS and PNC Bank, N.A. to process this request on my behalf. I understand it is my responsibility to assure the prompt transfer of assets by the current custodian. I have read and understand all information in the instructions and hereby provide the applicable direct rollover certification.

________________________________________________________
Signature of IRA Depositor (Required)			Date

________________________________________________________
Signature Guarantee Stamp and Signature
(If required by your current custodian or transfer agent)

Please transfer the following investments to PNC Bank, N.A. as custodian for THE BERWYN FUNDS retirement plans.
For Certificate of Deposits   Immediately  At Maturity  __________
						                  Date

1._______________________________________________________
Fund Name or Type of Investment to be transferred

_________________________________________________________
Account Number for Investment 1
 Entire Account		 Partial $____________________

2 _______________________________________________________
Fund Name or Type of Investment to be transferred

_________________________________________________________
Account Number for Investment 2
 Entire Account		 Partial $____________________

TO BE COMPLETED BY PNC BANK CUSTODIAN ONLY
ISSUE CHECK PAYABLE TO:

THE BERWYN FUNDS FBO:________________________________

Account No:__________________________________________

SSN: _______________________________________________



(over)
THE BERWYN FUNDS	Transfer of Assets/Direct Rollover
Page 2 of 2	IRA and SEP-IRA Plans

INSTRUCTIONS TO THE SHAREHOLDER (PLEASE READ CAREFULLY):

This form will be used by THE BERWYN FUNDS to initiate a transfer of assets or direct rollover on your behalf from an existing Retirement Plan account as designated on this form to your IRA plan at THE BERWYN FUNDS. If you are over 70 1/2 please advise us if you wish to take required distributions from this account and what your distribution election is; otherwise no action will be taken on our part. Please remember that TRANSFER OF ASSETS can only occur between the SAME type of retirement plans, example IRA to IRA. If you are requesting a DIRECT ROLLOVER, please read the section below. For certificate of deposits please indicate if you wish to have the funds transferred immediately, which may incur a redemption penalty if they have not matured, or at maturity. We cannot accept requests to transfer assets from certificates more than 60 days prior to their maturity. When completed, please return the signed form, a copy of your current custodian's account statement, and the appropriate new account application for your IRA if required to:

First Class Mail				Overnight Mail:
THE BERWYN FUNDS			THE BERWYN FUNDS
C/O PFPC Inc.				C/O PFPC Inc.
PO Box 8987				400 Bellevue Pkwy Suite 108
Wilmington DE 19899-8987		Wilmington DE 19809-3710

Insufficient information or incorrect forms will result in delays in processing your instructions. If you need assistance in completing this form please contact our Customer Service Representatives at 1-800-992-6757. We would be happy to help you. If you need additional forms please call 1-800-992-6757.

DIRECT ROLLOVER INFORMATION - CERTIFICATION (PLEASE READ CAREFULLY):

If this contribution is a Direct Rollover from a Qualified Plan, I understand that by signing the front of this form I am acknowledging that the contribution is an irrevocable election and is no longer eligible for special tax treatments which may be accorded to distributions from Qualified Plans. If this contribution is a Direct Rollover from a conduit/rollover IRA, by signing this form, I certify that I have maintained the conduit/rollover status of the account by not commingling it with any other assets.

You may want to contact your current plan administrator or custodian to ensure that you have completed any documents they may require in order to complete your request as well as the timing of the distribution. THE BERWYN FUNDS can only accept Direct Rollovers from a Qualified Plan to an IRA in the form of cash.

INSTRUCTIONS TO RESIGNING CUSTODIAN/TRANSFER AGENT:

Please liquidate the Depositor's account(s) as specified in section 3. Issue a check payable as indicated in section 3 and mail along with any other instructions to:

First Class Mail				Overnight Mail:
THE BERWYN FUNDS			THE BERWYN FUNDS
C/O PFPC Inc.				C/O PFPC Inc.
PO Box 8987				400 Bellevue Pkwy Suite 108
Wilmington DE 19899-8987		Wilmington DE 19809-3710

ACCEPTANCE BY PNC BANK, NATIONAL ASSOCIATION AS CUSTODIAN:

PNC Bank, National Association, accepts its appointment as custodian of the above referenced IRA account and has established an IRA as indicated by the shareholder on the front of this form under the relevant IRS guidelines for IRAs under the shareholder's name in BERWYN FUNDS. BERWYN FUNDS and PNC Bank, N.A., as custodian, cannot accept assets other than cash. Upon receipt of the check, the proceeds will be credited to the named shareholder's account.

Accepted by PNC Bank, N.A., as custodian for THE BERWYN FUNDS.

__________________________________________________
	_____________________
Authorized Representative of PNC Bank, N.A.
	   Date

THE BERWYN FUNDS		ROLLOVER CERTIFICATION FORM

Use this form to certify a rollover distribution from your current IRA or eligible distribution from a qualified retirement plan to your BERWYN FUNDS IRA. You must complete the rollover within 60 calendar days of your receipt of that distribution.

PLEASE NOTE: 20% withholding is required on any eligible rollover distribution from a qualified retirement plan unless the distribution is transferred directly to an IRA or other qualified plan. To transfer your distribution directly, please complete the "Transfer Authorization/Direct Rollover Form" included with this Application.



-             -           .
First			Middle				Last Name
			Social Security Number

/            /            .
Street
			       Date of Birth


(            )             .
City								State
	Zip Code	          Telephone

TYPE OF ROLLOVER CONTRIBUTION (Please check one)
	IRA Rollover - Note that 365 days must have passed since you last received a rollover distribution from the distributing IRA.

	Eligible Rollover Distribution - A distribution from a qualified retirement plan of all or part of your plan balance, other than the portion of any distribution which is nontaxable. Your employer's benefits or personnel office should be able to tell you what portion of your distribution is an "eligible distribution."

	Qualified Domestic Relations Order Distribution.

70 1/2 ROLLOVER RESTRICTIONS (Please Check One)
	I am not nor will be 70 1/2 or older in this calendar year.

	I am or will be 70 1/2 or older in this calendar year. I understand that I may not rollover any amounts required to be distributed under Internal Revenue Code Sections 408(a)(6) and
401(a)(9).

CERTIFICATION

I certify that the contribution described above is an eligible IRA rollover contribution and that I am rolling over this contribution within 60 calendar days of my receipt of that distribution. I understand that this rollover is irrevocable and involves important tax considerations. Specifically, I understand that a rollover contribution from a qualified retirement plan will no longer be eligible for the special averaging, capital gains and separate tax treatment that may be available for distributions from such plans. Other tax considerations may also apply.

I agree that I am solely responsible for all tax consequences of this rollover contribution. I also agree that the IRA custodian shall have no responsibility for any tax consequences.

I understand that if I commingle a qualified retirement plan rollover with annual IRA contributions, I will not be eligible to rollover the amount to another qualified plan in the future. Other restrictions regarding subsequent rollovers of the contribution may also apply.

I have read and understand and agree to be legally bound by the terms of this form. I also understand that the IRA custodian will rely on this form when accepting my rollover contribution. I understand that this rollover is irrevocable and may not be reversed in the future. I also understand that I am responsible for the movement of the rollover to my successor IRA, and that PNC Bank, National Association and PFPC Inc. have no duty to enforce the collection of any assets to be rolled over to my BERWYN FUNDS IRA.

______________________________________________________________________
___________________________
Depositor's Signature
				Date


THE BERWYN FUNDS		INDIVIDUAL RETIREMENT ACCOUNT
c/o PFPC Retirement Plan Services	WITHDRAWAL AUTHORIZATION
PO Box 8987  Wilmington DE 19899-8987	AND INSTRUCTIONS FOR
DISTRIBUTION
Page 1 of 2
Please tell us about yourself:
This form is not to be used for age 70 1/2 required minimum distributions. Please call the Funds customer service number for the correct form.

NAME:_________________________________________________________________
______________________________________
	(PLEASE PRINT FULL NAME)

SOCIAL SECURITY NUMBER:_________-_______-_________
DATE OF BIRTH _________/_________/_________

				mm              dd              yy

ADDRESS:______________________________________________________________
______________________________________
	      STREET ADDRESS
	CITY                                   	    STATE
ZIP

FUND : ______________________________________________   ACCOUNT
NUMBER: ______________________________________

Reason For Distribution - Check the box that applies

  Under age 59 1/2 (Premature - IRS Penalty Imposed)
Under Age 59 1/2 - (Premature Exception*)

  Age 59 1/2 or older (Normal)
	  Divorce or Legal Separation

  Disability
Death

The proper documentation must be received or attached for each distribution type before the request will be processed. All legal documents must be a certified copy and signature guarantees are required for the IRA owner/beneficiary or spouse. *Premature exception requires you to take a specific amount each year based on a life expectancy. This amount must be specified by you each year and will not be calculated for you.
Payout Method

  Partial Withdrawal / Amount:_______________________________________
DOLLARS  /  SHARES  (CIRCLE  ONE)

  Total Distribution of Account

  Mail to my address currently on file.
Mail  to the following address:

   Purchase funds into my existing
non-retirement mutual fund account: _______________________
__________________________

	 Account Number _________________________________________
	_______________________________________________________

	 Fund___________________________________________________
	Financial Institution Name:_________________________________

   NEW ACCOUNT; check here and attach completed application to
	 Account Number:_________________________________________
	purchase funds into a new mutual fund account.
		 (to be used if check going to another Financial
Institution)
















(over)

THE BERWYN FUNDS	INDIVIDUAL RETIREMENT ACCOUNT
Page 2 of 2	WITHDRAWAL AUTHORIZATION
	AND INSTRUCTIONS FOR DISTRIBUTION
WITHHOLDING ELECTION (Form W-4P OMB#1545-0415)


Federal income tax will be withheld from payments from IRAs unless you elect otherwise. You can use Form W-4P, or a substitute form such as this one, to instruct the fund to withhold no tax from your IRA payment or to revoke this election. Generally, non-periodic payments must have tax withheld at a rate of 10%. You can elect to have no income tax withheld from a nonperiodic payment by filing Form W-4P or this substitute with the fund and check the appropriate box on the form. Your election will remain in effect for any subsequent distributions unless you change or revoke your election by completing a new W-4P or substitute form, and submit it to the fund.

		Number of allowances on which withholding is to be
computed ________.
_____  I elect not to have federal income tax withheld from my distribution.
_____ I elect to have federal income tax withheld from my distribution. If you want a percentage exceeding the current rate, please indicate the percentage _________% (not more than 90%).
_____ I want the following additional amount withheld from each distribution $__________.
Caution: Remember you are liable for the payment of Federal income tax on the taxable amount of your distribution(s) and there are penalties for not paying enough tax during the year, either through withholding or estimated tax payments.
SIGNATURE
I certify that I am the depositor authorized to make these elections and that all information provided is true and accurate. I further certify that no tax or legal advice has been given to me by the custodian, THE BERWYN FUNDS, or any agent of either of them, and that all decisions regarding the elections made on this form are my own. The custodian is hereby authorized and directed to distribute funds from my account in the manner requested. The custodian may conclusively rely on this certification and authorization without further investigation or inquiry. I expressly assume responsibility for any adverse consequences which may arise from the Election(s) and agree that the custodian, THE BERWYN FUNDS, and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the Election(s) made on this
form.   This form MAY ONLY be used for one account. If you have
another account from which you wish to take distributions, please fill out a separate form.

X________________________________________________________________
Date______________________
       Depositor's Signature (or beneficiary's signature if Depositor is deceased.)




____________________________________________
	Signature Guarantee - Medallion Stamp*

7/97






*(The medallion signature guarantee may be executed by banks, broker dealers, credit unions, national securities exchanges and savings associations which participate in STAMP, SEMP or NYSE-MSP. A notary public is not a substitute for a Signature Guarantee. The medallion signature guarantee stamp must include the words "SIGNATURE GUARANTEED, MEDALLION GUARANTEED" and otherwise comply with the medallion program requirements. Please check your fund prospectus or with your fund as to whether a signature guarantee is required.)











































































				First Class Mail:
	Overnight Express:
				THE BERWYN FUNDS
	THE BERWYN FUNDS
				Attn: THE BERWYN FUNDS IRA
	Attn: THE BERWYN FUNDS IRA
				PO Box 8987
	400 Bellevue Pkwy Suite 108
				Wilmington, DE 19899-8987
	Wilmington, DE  19809-3710

	1-800-992-6757


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